                                                                Exhibit No. 23.4



               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT
               -------------------------------------------------



Board of Directors
Cogentrix Energy, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Public Accountants" in the prospectus.



/s/ KPMG PEAT MARWICK LLP

Billings, Montana
November 12, 1998